Exhibit 99.1

NEWS RELEASE
COMPUWARE CORPORATION

Corporate Headquarters
One Campus Martius • Detroit, Michigan 48226
(313) 227-7300

For Immediate Release

October 20, 2011

Compuware Earns Ten Cents Per Share in Q2

•	Total revenues grow 15.4 percent year-over-year to $260.7M

•	Software license fees up 35.3 percent, maintenance and subscription revenue up 5.1 percent, and professional services fees up 15.6 percent year-over-year

•	Covisint application services fees jump 44.3 percent year-over-year to $17.5 million

•	Mainframe license fees skyrocket 71.6 percent year-over-year to $38.4M

•	Total APM revenues including dynaTrace grow 10.8 percent year-over-year to $63M

•	Professional Services fees rise 15.6 percent year-over-year to $53.3M; contribution margin reaches 13.4 percent, up from 12.5 percent in Q2 last year

DETROIT--October 20, 2011--Compuware Corporation (Nasdaq: CPWR), the technology performance company, today announced financial results for its second quarter ended September 30, 2011.

“Compuware posted a solid quarter in Q2, with strong momentum in all top-line revenue categories,” said Compuware Chief Executive Officer Bob Paul. “Moving forward this year, we will leverage these positive operating results by putting a laser focus on enhancing operating margins and by capturing additional market share with our growth drivers.”

Second Quarter Fiscal Year 2012 Results

During the company’s second quarter, software license fees were $61.7 million, up from $45.6 million in the second quarter last year. Maintenance and subscription fees were $128.2 million in the second quarter, up from $122.0 million in the second quarter last year. Revenue from professional services in the second quarter was $70.8 million, up from $58.2 million in the same quarter last year.

During the second quarter, total revenues were $260.7 million, up from $225.9 million in the second quarter last year. Net income was $22.7 million, and earnings per share were ten cents based upon 222.1 million shares outstanding.

Second Quarter Fiscal Year 2012 Highlights

During the second quarter, Compuware:

•
acquired privately held dynaTrace software in a $256 million cash transaction, allowing Compuware to provide unbeatable insight into the user experience, whether in cloud, complex or traditional environments.

•	announced that Gartner Inc. placed Compuware in the "leaders" quadrant of the "Magic Quadrant for Application Performance Monitoring (APM)" reporti.

•
announced that Enterprise Management Associates (EMA) cited that Compuware's acquisition of dynaTrace offers Compuware customers unmatched capabilities that further solidify Compuware’s leadership in the application performance management (APM) market.

Compuware Earns Ten Cents Per Share in Q2
October 20, 2011

•
announced that industry analyst firm International Data Corporation ranked Compuware the world's third largest system management Software-as-a-Service (SaaS) vendor – behind just HP and IBM – and had the highest growth rate of the top five vendors.

•	was named the #1 provider of web performance monitoring solutions to the largest online retailers in the U.S. for the fifth consecutive year according to Internet Retailer Magazine.

•	launched the U.S. Automotive Mobile Site Performance Index, U.S. travel benchmarks, U.S Healthcare Insurance and U.S Insurance Auto and Property benchmarks.

•	introduced Compuware Gomez 360° Web Load Testing, which combines Gomez Web Load Testing and dynaTrace Test Center Edition into one integrated offering.

•
announced that Enterprise Management Associates stated that Compuware Gomez's 360° Web Load Testing Solution offers unique capabilities that are unmatched by competitors, adding that these capabilities strengthen Compuware's leadership in the application performance management (APM) market.

•	reported several key customer wins – KANA Software, Gemalto and D+H – for its Changepoint Professional Services automation solution.

•
announced the launch of the Compuware Gomez Application Performance Monitor, a series of reports that will provide impartial data and trend information about the current state of web, non-web, streaming, mobile and cloud application performance.

•	announced a major upgrade to its leading test data management solution with Test Data Privacy 3.1.

•	launched the industry's first international retail mobile web site performance benchmark – UK Retail Mobile.

•	announced the expansion of its Gomez global performance testing network in Australia and New Zealand with the launch of a dedicated Auckland backbone node.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the financial information included in and following this press release uses a non-GAAP measure for revenue. Compuware management believes the non-GAAP financial information provided in this release is useful to investors’ understanding and assessment of Compuware’s ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in operating and evaluating its business and as such has determined that it is important to provide this information to investors. A reconciliation of non-GAAP to GAAP information is contained in the financial statements following this press release.

Compuware Corporation

Compuware Corporation, the technology performance company, provides software, experts and best practices to ensure technology works well and delivers value. Compuware solutions make the world’s most important technologies perform at their best for leading organizations worldwide, including 46 of the top 50 Fortune 500 companies and 12 of the top 20 most visited U.S. web sites. Learn more at: http://www.compuware.com.

Compuware Earns Ten Cents Per Share in Q2
October 20, 2011

###

Conference Call Information

Compuware will host a conference call to discuss these results at 5:00 p.m. Eastern time (21:00 GMT) today. To join the conference call, interested parties in the United States should call 800-230-1059. For international access, the conference call number is +1-612-234-9959. No password is required.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 216495. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Vice President, Communications and Investor Relations, +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF SEPTEMBER 30,
ASSETS
	2011	2010
CURRENT ASSETS:
Cash and cash equivalents	$63,866	$77,268
Accounts receivable, net	433,506	433,373
Deferred tax asset, net	44,173	51,535
Income taxes refundable	5,540	4,252
Prepaid expenses and other current assets	30,357	28,979
Total current assets	577,442	595,407

PROPERTY AND EQUIPMENT, LESS ACCUMULATED DEPRECIATION AND AMORTIZATION	330,079	335,614

CAPITALIZED SOFTWARE AND OTHER INTANGIBLE ASSETS, NET	121,310	87,704

ACCOUNTS RECEIVABLE	200,028	201,759
DEFERRED TAX ASSET, NET	42,366	35,350
GOODWILL	803,289	606,326
OTHER ASSETS	37,430	30,648

TOTAL ASSETS	$2,111,944	$1,892,808

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$21,943	$15,789
Accrued expenses	92,937	85,362
Income taxes payable	22,670	20,768
Deferred revenue	421,897	429,328
Total current liabilities	559,447	551,247

LONG TERM DEBT	125,600	-

DEFERRED REVENUE	329,212	344,334

ACCRUED EXPENSES	27,715	33,897

DEFERRED TAX LIABILITY, NET	78,639	54,029
Total liabilities	1,120,613	983,507

SHAREHOLDERS' EQUITY:
Common stock	2,184	2,183
Additional paid-in capital	674,318	599,468
Retained earnings	334,723	305,585
Accumulated other comprehensive income (loss)	(19,894)	2,065
Total shareholders' equity	991,331	909,301

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,111,944	$1,892,808

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,

	2011	2010	2011	2010
REVENUES:
Software license fees	$61,711	$45,613	$95,837	$78,943
Maintenance and subscription fees	128,181	122,007	254,290	238,766
Professional services fees	70,804	58,249	140,543	114,645
Total revenues	260,696	225,869	490,670	432,354

OPERATING EXPENSES:
Cost of software license fees	4,770	3,267	8,306	6,683
Cost of maintenance and subscription fees	17,547	13,265	34,205	26,552
Cost of professional services	65,935	51,296	127,888	102,009
Technology development and support	26,740	21,893	51,441	43,434
Sales and marketing	65,577	56,507	127,572	114,211
Administrative and general	41,967	38,780	83,481	76,217
Total operating expenses	222,536	185,008	432,893	369,106

INCOME FROM OPERATIONS	38,160	40,861	57,777	63,248

OTHER INCOME (EXPENSE), NET	(8)	862	990	1,727

INCOME BEFORE INCOME TAXES	38,152	41,723	58,767	64,975

INCOME TAX PROVISION	15,473	15,731	19,103	26,338

NET INCOME	$22,679	$25,992	$39,664	$38,637

DILUTED EPS COMPUTATION
Numerator: Net income	$22,679	$25,992	$39,664	$38,637
Denominator:
Weighted-average common shares outstanding	218,521	221,280	218,373	222,900
Dilutive effect of stock options	3,604	3,114	4,439	3,071
Total shares	222,125	224,394	222,812	225,971
Diluted EPS	$0.10	$0.12	$0.18	$0.17

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	SIX MONTHS ENDED
	SEPTEMBER 30,
	2011	2010
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$39,664	$38,637
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	28,770	24,505
Stock award compensation	11,983	9,195
Deferred income taxes	3,024	(627)
Other	125	416
Net change in assets and liabilities, net of effects from currency fluctuations and acquisitions:
Accounts receivable	41,669	49,767
Prepaid expenses and other current assets	5,913	16,822
Other assets	(7,232)	745
Accounts payable and accrued expenses	(10,048)	(28,040)
Deferred revenue	(95,571)	(104,230)
Income taxes	13,461	6,171
Net cash provided by operating activities	31,758	13,361

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Business, net of cash acquired	(249,337)	(15,715)
Property and equipment	(12,189)	(7,528)
Capitalized software	(13,137)	(9,826)
Other	(500)
Net cash used in investing activities	(275,163)	(33,069)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Proceeds from borrowings	161,200	-
Payments on borrowings	(35,600)	-
Net proceeds from exercise of stock options including excess tax benefits	6,498	3,241
Employee contribution to common stock purchase plans	1,403	1,232
Repurchase of common stock	(3,308)	(59,015)
Net cash provided by (used in) financing activities	130,193	(54,542)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(3,166)	1,621

NET DECREASE IN CASH AND CASH EQUIVALENTS	(116,378)	(72,629)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	180,244	149,897

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$63,866	$77,268

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(Dollar Amounts In Thousands)

	QUARTER			QUARTER
	ENDED			ENDED
	SEP 30,		YR - YR	JUN 30,	QTR - QTR
	2011	2010	% Chg	2011	% Chg
Products:
Software License Fees:
Distributed License Fees:
Gomez on-premises	$18,329	$18,231	0.5%	$11,453	60.0%
Changepoint	2,136	2,248	(5.0%)	1,994	7.1%
Uniface	2,790	2,374	17.5%	1,981	40.8%
Other	39	366	(89.3%)	73	(46.6%)
Distributed License Fees	23,294	23,219	0.3%	15,501	50.3%
Mainframe License Fees	38,417	22,394	71.6%	18,625	106.3%
Total Software License Fees	61,711	45,613	35.3%	34,126	80.8%

Maintenance and Subscription Fees:
Distributed Products	31,261	26,810	16.6%	30,240	3.4%
Mainframe Products	77,819	77,541	0.4%	76,745	1.4%
Subscription	19,101	17,656	8.2%	19,124	(0.1%)
Total Maintenance and Subscription Fees	128,181	122,007	5.1%	126,109	1.6%

Total Product Software Revenue:
Distributed Products	54,555	50,029	9.0%	45,741	19.3%
Mainframe Products	116,236	99,935	16.3%	95,370	21.9%
Subscription	19,101	17,656	8.2%	19,124	(0.1%)
Total Product Software Revenue	$189,892	$167,620	13.3%	$160,235	18.5%

Total Product Software Revenue by Geography
North America	$107,989	$97,131	11.2%	$88,841	21.6%
International	$81,903	$70,489	16.2%	$71,394	14.7%

Total Cost of Product Software Revenue	$114,634	$94,932	20.8%	$106,890	7.2%

Deferred License Fees
Current	$30,120	$43,790	(31.2%)	$37,226	(19.1%)
Long-term	$14,361	$33,370	(57.0%)	$19,374	(25.9%)

Deferred During Quarter	$2,463	$5,619	(56.2%)	$2,875	(14.3%)
Recognized During Quarter	$12,325	$15,584	(20.9%)	$13,566	(9.1%)

Professional Services:
Professional Services Fees	$53,256	$46,087	15.6%	$53,572	(0.6%)
Application Services Fees	17,548	12,162	44.3%	16,167	8.5%
Total Professional Services Fees	$70,804	$58,249	21.6%	$69,739	1.5%

Professional Services Contribution Margin	13.4%	12.5%		15.8%
Application Services Contribution Margin	-13.0%	9.9%		-4.1%
Total Professional Services Fees Contribution Margin	6.9%	11.9%		11.2%

Billable Professional Services Headcount	1,345	1,159	16.0%	1,335	0.7%
Application Services Headcount	334	345	(3.2%)	329	1.5%

Other:
Total Company Headcount	4,720	4,290	10.0%	4,497	5.0%

Total DSO (Billed)	66.8	66.4		64.7
Total DSO	149.7	172.7		164.4

COMPUWARE CORPORATION AND SUBSIDIARIES
PRODUCT COMMITMENTS
(In Thousands)

	QUARTER ENDED
	SEPTEMBER 30,	JUNE 30,	SEPTEMBER 30,
	2011	2011	2010

License fees	$61,711	$34,126	$45,613

Change in deferred license fees	(9,862)	(10,691)	(9,965)

License contracts entered into during period	51,849	23,435	35,648

Maintenance and subscription fees	128,181	126,109	122,007

Change in deferred maintenance and subscription fees	(33,806)	(40,882)	(33,029)

Maintenance and subscription contracts & renewals entered into during period	94,375	85,227	88,978

Total products commitments during period	$146,224	$108,662	$124,626

Maintenance and subscription arrangements and certain license arrangements are recognized ratably over the contract term. Therefore to understand the health of Compuware's software business, we believe it is important to also consider the amount of product commitments during the reported periods.

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

					Professional	Application	Unallocated
Quarter Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	Expenses (1)	Total

September 30, 2011

Software license fees	$18,329	$2,136	$38,456	$2,790	$-	$-	$-	$61,711

Maintenance and subscription fees	37,728	4,415	78,019	8,019	-	-	-	128,181

Professional services fees	6,787	4,300	1,569	1,072	39,528	17,548	-	70,804

Total revenues	62,844	10,851	118,044	11,881	39,528	17,548	-	260,696

Operating expenses	79,932	10,944	24,129	5,151	31,662	19,835	50,883	222,536

Income (loss) from operations	$(17,088)	$(93)	$93,915	$6,730	$7,866	$(2,287)	$(50,883)	$38,160

					Professional	Application	Unallocated
Six Months Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	Expenses (1)	Total

September 30, 2011

Software license fees	$29,782	$4,130	$57,154	$4,771	$-	$-	$-	$95,837

Maintenance and subscription fees	74,822	8,717	154,994	15,757	-	-	-	254,290

Professional services fees	13,753	7,970	3,402	2,278	79,425	33,715	-	140,543

Total revenues	118,357	20,817	215,550	22,806	79,425	33,715	-	490,670

Operating expenses	149,371	22,306	48,205	10,551	63,251	36,669	102,540	432,893

Income (loss) from operations	$(31,014)	$(1,489)	$167,345	$12,255	$16,174	$(2,954)	$(102,540)	$57,777

(1)	Unallocated expenses include costs associated with finance, human resources, legal, administration, internal technology and other corporate expenses.